AMENDMENT TO VOTING TRUST AGREEMENT


   WHEREAS, Timothy P. Horne and Frederic B. Horne are trustees (the "Trustees") under the Horne Family Voting Trust Agreement - 1991 dated as of October 31, 1991 (the "Agreement"); and

      WHEREAS,  Frederic B. Horne desires to withdraw Eleven  Thousand  (11,000)
shares of Class B Common Stock of Watts Industries, Inc., a Delaware corporation, for the purpose of gifting such shares to his minor daughter, Kristina M. Horne; and

      WHEREAS, the Trustees desire to amend Schedule A to the Agreement to reflect such transaction.

      NOW, THEREFORE, the parties do hereby agree as follows:

      1. Schedule A to the Agreement is hereby amended and restated in its entirety to read as follows:

                                   SCHEDULE A
                                   ----------
STOCKHOLDER                      NO. OF SHARES*          CLASS B CERT. NO.
-----------                      --------------          -----------------
Timothy P. Horne ("TPH")            2,751,220               126, 161

Frederic B. Horne ("FBH")           1,344,166               159, 185

Timothy P. Horne
and George B. Horne ("GBH")
as trustees of The
George B. Horne
Trust - 1982                        2,004,600               132, 158, 184

Frederic B. Horne,
as Trustee of The
Peter W. Horne Trust - 1976         1,285,840               156, 175

FBH and GBH, trustees of
The GBH Grandchildren's 1995
Irrevocable Trust f/b/o
Kristina M. Horne                      22,600               184

TPH and GBH, trustees of
The GBH Grandchildren's 1995
Irrevocable Trust f/b/o
Tara V. Horne                          30,200               184

STOCKHOLDER                      NO. OF SHARES*          CLASS B CERT. NO.
-----------                      --------------          -----------------
TPH and GBH, trustees of
The GBH Grandchildren's 1995
Irrevocable Trust f/b/o
Tiffany R. Horne                       22,600               184

Timothy P. Horne,
as Trustee of The Deborah
Horne Trust - 1976                  1,335,840               138, 157

Timothy P. Horne,
as Trustee of The Daniel
W. Horne Trust - 1980               1,335,840               134, 155

Tara V. Horne                          50,000               126

Judith Rae Horne,
as Trustee of The Tiffany
Rae Horne Trust - 1984                 50,000               126

* As adjusted to reflect the two-for-one stock split effected by means of a stock dividend payable on March 15, 1994.

      2. Except as hereinabove provided, the parties ratify and confirm the Agreement in all respects.


      The parties hereto have executed this Amendment to the Agreement in one or more counterparts under seal as of November 19, 1996.

                                          -------------------------
                                          Timothy P. Horne, as Trustee
                                          of the Horne Family Voting
                                          Trust - 1991

                                          -------------------------
                                          Frederic B. Horne, as Trustee
                                          of the Horne Family Voting
                                          Trust - 1991

                       AMENDMENT TO VOTING TRUST AGREEMENT


   WHEREAS, Timothy P. Horne and Frederic B. Horne are trustees (the "Trustees") under the Horne Family Voting Trust Agreement - 1991 dated as of October 31, 1991 (the "Agreement"); and

      WHEREAS,  Frederic B. Horne desires to withdraw  Fifty  Thousand  (50,000)
shares of Class B Common Stock of Watts Industries, Inc., a Delaware corporation, for the purpose of converting such shares to shares of Class A Common Stock; and

      WHEREAS, the Trustees desire to amend Schedule A to the Agreement to reflect such transaction.

      NOW, THEREFORE, the parties do hereby agree as follows:

      1. Schedule A to the Agreement is hereby amended and restated in its entirety to read as follows:

                                   SCHEDULE A

STOCKHOLDER                      NO. OF SHARES*          CLASS B CERT. NO.
-----------                      --------------          -----------------
Timothy P. Horne ("TPH")            2,751,220               126, 161

Frederic B. Horne ("FBH")           1,294,166               185, 188

Timothy P. Horne
and George B. Horne ("GBH")
as trustees of The
George B. Horne
Trust - 1982                        2,004,600               132, 158, 184

Frederic B. Horne,
as Trustee of The
Peter W. Horne Trust - 1976         1,285,840               156, 175

FBH and GBH, trustees of
The GBH Grandchildren's 1995
Irrevocable Trust f/b/o
Kristina M. Horne                      22,600               184

TPH and GBH, trustees of
The GBH Grandchildren's 1995
Irrevocable Trust f/b/o
Tara V. Horne                          30,200               184

STOCKHOLDER                      NO. OF SHARES*          CLASS B CERT. NO.
-----------                      --------------          -----------------
TPH and GBH, trustees of
The GBH Grandchildren's 1995
Irrevocable Trust f/b/o
Tiffany R. Horne                       22,600               184

Timothy P. Horne,
as Trustee of The Deborah
Horne Trust - 1976                  1,335,840               138, 157

Timothy P. Horne,
as Trustee of The Daniel
W. Horne Trust - 1980               1,335,840               134, 155

Tara V. Horne                          50,000               126

Judith Rae Horne,
as Trustee of The Tiffany
Rae Horne Trust - 1984                 50,000               126

* As adjusted to reflect the two-for-one stock split effected by means of a stock dividend payable on March 15, 1994.

      2. Except as hereinabove provided, the parties ratify and confirm the Agreement in all respects.


      The parties hereto have executed this Amendment to the Agreement in one or more counterparts under seal as of February 24, 1997.

                                          -------------------------
                                          Timothy P. Horne, as Trustee
                                          of the Horne Family Voting
                                          Trust - 1991

                                          -------------------------
                                          Frederic B. Horne, as Trustee
                                          of the Horne Family Voting
                                          Trust - 1991

                       AMENDMENT TO VOTING TRUST AGREEMENT


   WHEREAS, Timothy P. Horne and Frederic B. Horne are trustees (the "Trustees") under the Horne Family Voting Trust Agreement - 1991 dated as of October 31, 1991 (the "Agreement"); and

      WHEREAS, Peter W. Horne desires to withdraw Fifty Thousand (50,000) shares of Class B Common Stock of Watts Industries, Inc., a Delaware corporation, for the purpose of converting such shares to shares of Class A Common Stock; and

      WHEREAS, the Trustees desire to amend Schedule A to the Agreement to reflect such transaction.

      NOW, THEREFORE, the parties do hereby agree as follows:

      1. Schedule A to the Agreement is hereby amended and restated in its entirety to read as follows:

                                   SCHEDULE A

STOCKHOLDER                      NO. OF SHARES*          CLASS B CERT. NO.
-----------                      --------------          -----------------
Timothy P. Horne ("TPH")            2,751,220               126, 161

Frederic B. Horne ("FBH")           1,294,166               185, 188

Timothy P. Horne
and George B. Horne ("GBH")
as trustees of The
George B. Horne
Trust - 1982                        2,004,600               132, 158, 184

Frederic B. Horne,
as Trustee of The
Peter W. Horne Trust - 1976         1,235,840               156, 190

FBH and GBH, trustees of
The GBH Grandchildren's 1995
Irrevocable Trust f/b/o
Kristina M. Horne                      22,600               184

TPH and GBH, trustees of
The GBH Grandchildren's 1995
Irrevocable Trust f/b/o
Tara V. Horne                          30,200               184

STOCKHOLDER                      NO. OF SHARES*          CLASS B CERT. NO.
-----------                      --------------          -----------------
TPH and GBH, trustees of
The GBH Grandchildren's 1995
Irrevocable Trust f/b/o
Tiffany R. Horne                       22,600               184

Timothy P. Horne,
as Trustee of The Deborah
Horne Trust - 1976                  1,335,840               138, 157

Timothy P. Horne,
as Trustee of The Daniel
W. Horne Trust - 1980               1,335,840               134, 155

Tara V. Horne                          50,000               126

Judith Rae Horne,
as Trustee of The Tiffany
Rae Horne Trust - 1984                 50,000               126

* As adjusted to reflect the two-for-one stock split effected by means of a stock dividend payable on March 15, 1994.

      2. Except as hereinabove provided, the parties ratify and confirm the Agreement in all respects.


      The parties hereto have executed this Amendment to the Agreement in one or more counterparts under seal as of June 5, 1997.

                                          -------------------------
                                          Timothy P. Horne, as Trustee
                                          of the Horne Family Voting
                                          Trust - 1991

                                          -------------------------
                                          Frederic B. Horne, as Trustee
                                          of the Horne Family Voting
                                          Trust - 1991

                                    AMENDMENT
                                       TO
                    HORNE FAMILY VOTING TRUST AGREEMENT--1991

      AMENDMENT dated as of the 26th day of August, 1997 by and among Timothy P. Horne and Frederic B. Horne, as trustees (together, the "Trustees") under the Horne Family Voting Trust Agreement--1991 (the "Voting Trust Agreement"), Timothy P. Horne, Frederic B. Horne, George B. Horne and Tara V. Horne, individually, Timothy P. Horne as trustee of the Daniel W. Horne Trust--1980, Timothy P. Horne as trustee of the Deborah Horne Trust--1976, Frederic B. Horne as trustee of the Peter W. Horne Trust--1976, Timothy P. Horne and George B. Horne, as Trustees of the Grandchildren's Trust f/b/o Tara V. Horne, Timothy P. Horne and George B. Horne, as Trustees of the Grandchildren's Trust f/b/o Tiffany R. Horne, Frederic B. Horne and George B. Horne, as Trustees of the Grandchildren's Trust f/b/o Kristina M. Horne and Judith Rae Horne, as Trustees of the Tiffany Rae Horne Trust--1984 (each, a "Stockholder" and collectively, the "Stockholders") and Watts Industries, Inc., a Delaware corporation (the "Company").

      WHEREAS, each of the holders of voting trust certificates under the Voting Trust Agreement, other than Frederic B. Horne as trustee of the Peter W. Horne Trust--1976, desires to withdraw all of such holder's shares of Class B Common Stock, par value $.10 per share ("Class B Common Stock"), of the Company represented by such voting trust certificates from the Voting Trust Agreement.

      WHEREAS, the Trustees desire to consent and agree to the above-described withdrawals.

      WHEREAS, the Trustees and the Stockholders, representing the registered holders of a majority of the voting trust certificates outstanding, desire to amend the Voting Trust Agreement to provide that the Voting Trust Agreement may be terminated by a written amendment signed by all of the Trustees and by the registered holders of a majority of the voting trust certificates outstanding under the Voting Trust Agreement at the time of any such proposed termination.

      NOW, THEREFORE, the parties hereto do hereby agree as follows:

      1. The parties hereto do hereby consent to the withdrawal from the Voting Trust Agreement of all shares of Class B Common Stock represented by voting trust certificates outstanding as of the date hereof, other than those shares of Class B Common Stock represented by voting trust certificates held by Frederic
B. Horne as trustee of the Peter W. Horne Trust--1976, and amend Schedule A to the Voting Trust Agreement by amending and restating Schedule A is its entirety to read as Schedule A attached hereto.

      2. Section 13 of the Voting Trust Agreement is hereby amended by deleting such Section 13 in its entirety and substituting therefor the following:

      "13. Amendment; Termination. This Agreement may be amended by a written amendment signed by all of the Trustees and by registered holders of a majority of the voting trust certificates then outstanding; provided, however, that after each of TIMOTHY P. HORNE, FREDERIC B. HORNE and all individuals appointed as Trustees pursuant to the second paragraph of Section 11 shall cease to serve as Trustees hereunder, this Agreement may be amended by a written instrument signed by registered holders of a majority of the voting trust certificates then outstanding. For all purposes of this Agreement, references to percentages of voting trust certificates outstanding shall refer to the number of votes represented by the shares of stock of the Company represented by such voting trust certificates.

      This Agreement may be terminated only by a written instrument signed by all of the Trustees and registered holders of a majority of the voting trust certificates then outstanding; provided, however, that after each of TIMOTHY P. HORNE, FREDERIC B. HORNE and all individuals designated as Trustees pursuant to the second paragraph of Section 11 shall cease to serve as Trustees hereunder, this Agreement may be terminated as provided above but without the consent of the Trustees.

      If not previously terminated in accordance with the terms hereof, this Agreement shall terminate ten (10) years from the date of this Agreement; provided, however, that at any time within two (2) years prior to such date (or any subsequent date of termination fixed in accordance with the provisions hereof and applicable law), one or more of the persons designated in the following provisions of this Section 13 may, by written agreement, extend the duration of this Agreement for an additional term not exceeding 10 years from the expiration date as originally fixed or as last extended. The foregoing right of extension shall be exercisable by (i) any individual Stockholder living who holds one or more voting trust certificates and not subject to any incapacity at the time of the proposed extension, and if so exercised shall be binding upon any and all holders of voting trust certificates in respect of shares originally or subsequently deposited hereunder by such individual Stockholder, (ii) the trustee of any trust Stockholder that holds voting trust certificates who is living and not subject to any incapacity at the time of the proposed extension, and regardless of whether such trust is then still in existence, and if so exercised shall be binding upon any and all holders of voting trust certificates in respect of shares originally or subsequently deposited hereunder by such trust Stockholder and any and all beneficiaries thereof or successors in interest thereto, and (iii) the holder of any voting trust certificate representing shares not covered by either of the preceding clauses (i) or (ii), and if so exercised shall be effective with respect to all shares represented by such voting trust certificate, it being understood that the provisions of clauses (i) or (ii) of this paragraph (and not this clause (iii)) shall govern any extension with respect to shares referred to therein if and to the extent a Stockholder referred to therein is able to consent to such extension. Any such action to extend this Agreement shall be binding upon the Trustees, any Stockholder or other person consenting to such extension as provided above and all successors in interest of any such Stockholder or other person (including without limitation any holder of voting trust certificates representing shares deposited by any Stockholder consenting (or on whose behalf consent is given) to such extension in the manner provided above). Extensions in accordance with this
Section 13 (i) shall not be deemed to constitute the commencement of a new voting trust for purposes of the DGCL, (ii) shall be filed with the registered office of the Company in Delaware, as provided by law and (iii) shall not involve or require any transfer of shares as contemplated by the last paragraph of Section 5."

      3. The effective date of this Amendment shall be the date first set forth above.

      4. As amended by this Amendment, the Voting Trust Agreement is in all respects ratified and confirmed, and as so amended by this Amendment the Voting Trust Agreement shall be read, taken and construed as one and the same instrument.

      5. This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

      6. This First Amendment shall be governed in accordance with the laws of the State of Delaware without regard to principles of conflicts of law.


                 [Remainder of page intentionally left blank.]

      The parties hereto have executed this Amendment to the Voting Trust Agreement in one or more counterparts under seal as of the __th day of August, 1997.


                                            WATTS INDUSTRIES, INC.


                                            By: -------------------------------
                                                Timothy P. Horne, Chairman


                                            -----------------------------------
                                            Timothy P. Horne, as Trustee and a
                                            Stockholder


                                            -----------------------------------
                                            Frederic B. Horne, as Trustee and a
                                            Stockholder


                                            -----------------------------------
                                            George B. Horne


                                            -----------------------------------
                                            Tara V. Horne


                                            -----------------------------------
                                            Frederic B. Horne, as Trustee of the
                                            Peter W. Horne Trust--1976


                                            -----------------------------------
                                            Timothy P. Horne, as Trustee of the
                                            Deborah Horne Trust--1976


                                            -----------------------------------
                                            Timothy P. Horne, as Trustee of the
                                            Daniel W. Horne Trust--1980

-----------------------------------         -----------------------------------
Timothy P. Horne, as Trustee of the         George B. Horne, as Trustee of the
Grandchildren's Trust f/b/o                 Grandchildren's Trust f/b/o
Tara V. Horne                               Tara V. Horne



-----------------------------------         -----------------------------------
Timothy P. Horne, as Trustee of the         George B. Horne, as Trustee of the
Grandchildren's Trust f/b/o                 Grandchildren's Trust f/b/o
Tiffany R. Horne                            Tiffany R. Horne



-----------------------------------         -----------------------------------
Frederic B. Horne, as Trustee of the        George B. Horne, as Trustee of the
Grandchildren's Trust f/b/o                 Grandchildren's Trust f/b/o
Kristina M. Horne                           Kristina M. Horne



                                            -----------------------------------
                                             Judith Rae Horne, as Trustee of the
                                             Tiffany Rae Horne Trust--1984

                                  SCHEDULE A

                                                    Number of Shares
            Name                                of Class B Common Stock

      Frederic B. Horne as trustee of the
      Peter W. Horne Trust--1976                       1,235,840